SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement") is entered into as of November 26, 2002 between Richardson Electronics, Ltd., a Delaware corporation (hereinafter, together with its successors and permitted assigns, the "Grantor"), and Bank One, NA, acting as administrative agent for the benefit of the Lenders (as defined below) (hereinafter, in such capacity, together with its successors and assigns, the "Secured Party").

RECITALS

WHEREAS, an Amended and Restated Revolving Credit Agreement dated as of November 26, 2002 (as amended and modified from time to time, the "Credit Agreement") was entered into by and among (i) the Grantor, in its role as US-Borrower under the US Facility (the "US-Borrower"); (ii) Burtek Systems, Inc., a Canadian corporation, Richardson Electronics Canada, Ltd., a Canadian corporation (each a "Canada-Borrower", and collectively, the "Canada-Borrowers"); (iii) Richardson Electronics Limited, an English limited liability company (the "UK-Borrower"); (iv) RESA, SNC, a French partnership, Richardson Electronique SNC, a French partnership, Richardson Electronics Iberica, S.A., a Spanish corporation, Richardson Electronics GmbH, a German limited liability company, Richardson Electronics Benelux B.V., a Dutch private limited liability company (each a "Euro-Borrower" and collectively, the "Euro-Borrowers"); (v) Richardson Sweden Holding AB, a Swedish corporation (the "Krona-Borrower"); and (vi) Richardson Electronics KK, a company organized under the laws of Japan (the "Japan-Borrower") (the US-Borrower, the Canada-Borrowers, the UK-Borrower, the Euro-Borrowers, the Krona-Borrower and the Japan-Borrower are collectively referred to as the "Borrowers"), the lenders from time to time parties thereto (each, a "Lender" and collectively, the "Lenders"), Bank One, NA, London Branch as Eurocurrency Agent (the "Eurocurrency Agent"), Bank One, NA, Canada Branch as Canada Agent (the "Canada Agent") and Bank One, NA, Tokyo Branch as Japan Agent (the "Japan Agent") (the Administrative Agent, Eurocurrency Agent, the Canada Agent and the Japan Agent are collectively referred to as the "Funding Agents" and each individually a "Funding Agent"), and Bank One, NA, as administrative agent (in such capacity, the "Administrative Agent"; the Administrative Agent, together with the Funding Agents are collectively hereinafter referred to as the "Agents" and each individually an "Agent") pursuant to which the Lenders agreed to lend to the applicable Borrowers under the Canada Facility, the Euro Facility, the Japan Facility, the Krona Facility, the UK Facility and the US Facility, subject to the terms and conditions thereof (the "Loans");

WHEREAS, in consideration of the Lenders' entering into the Credit Agreement and to the extension of credit thereunder, the Grantor is willing to grant the Secured Party a security interest in all of the Grantor's business assets for the benefit of the Lenders.

WHEREAS, the Lenders have conditioned their willingness to make the Loans pursuant to the terms of the Credit Agreement on, among other things, the execution of this Agreement by the Grantor.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make the Loans to the Borrowers pursuant to the Credit Agreement, the Grantor hereby agrees as follows:

ARTICLE 1

DEFINITIONS

SECTION 1.01 Definitions. . Capitalized terms used in this Agreement shall have the following meanings, unless otherwise expressly provided herein:

"Accounts" means all accounts of the Grantor including, without limitation, all present and future accounts, accounts receivable and other rights of the Grantor to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper).

"Affiliate" has the meaning assigned to such term in the Credit Agreement.

"Agreement" has the meaning assigned to such term in the preamble to this Agreement.

"Agreement Accounting Principles" has the meaning assigned to such term in the Credit Agreement.

"Chattel Paper" means a record or records (whether written or consisting of information stored in an electronic medium) that evidence both a monetary obligation and a security interest in or lease of specific goods including any license of software used in such goods.

"Collateral" has the meaning assigned to such term in Section 2.01(a).

"Commitment" has the meaning assigned to such term in the Credit Agreement.

"Credit Agreement" has the meaning assigned to such term in the first recital to this Agreement.

"Deposit Accounts" means all demand, time, savings, passbook, or similar accounts maintained with the Secured Party or other financial institution.

"Documents" means a document of title or a receipt issued by the Owner of goods stored under a statute requiring a bond against withdrawal or a license for the issuance of receipts in the nature of warehouse receipts.

"Equipment" means all equipment of the Grantor including, without limitation, all (i) machinery, (ii) manufacturing, distribution, selling, data processing and office equipment, (iii) furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, vessels, trucks, buses and motor vehicles, (iv) all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto, (v) all software or computer programs embedded in such equipment and supporting information related to such computer programs, and (vi) other goods of every type and description (other than Inventory) in each case, whether now owned or hereafter acquired.

"Event of Default" has the meaning assigned to such term in Section 5.01.

"General Intangibles" means all general intangibles of the Grantor including, without limitation, all rights, interests, chooses in action, causes of action, claims, commercial tort claims, and all other intangible property of the Grantor of every kind and nature (other than Accounts), including, without limitation, all (i) goodwill, (ii) service marks, trade secrets, copyrights, copyright applications, trademarks, trademark applications, trade names, patents, patent applications, and all registrations and applications therefor, together with the good will related thereto, (iii) all recorded information of any kind imbedded in any kind of medium, including software, writings, plans, drawings, and specifications, corporate and business records, customer lists, credit files and advertising materials, (iv) reversionary interests in pension or profit sharing plans and reversionary, beneficial and residual interests in trusts, (v) proceeds of insurance policies, (vi) tax refunds and claims therefore, and (vii) all licenses, permits and agreements of any kind pursuant to which the Grantor possesses, or is authorized to possess or use the property (whether tangible or intangible) of others or others possess, use or are authorized to possess or use the property (whether tangible or intangible) of the Grantor, and (viii) other contract rights; provided, that no license, permit, agreement or contract shall be deemed a General Intangible for purposes of this Agreement if the terms of such license, permit, agreement or contract prohibit the granting of a security interest therein or if the grant of a security interest therein would give rise to a default entitling the other party to terminate.

"Indemnified Liabilities" has the meaning assigned to such term in Section 7.01.

"Indemnities" has the meaning assigned to such term in Section 7.01.

"Instruments" means any negotiable instrument or other writing that evidences a right to the payment of a monetary obligation that is in the ordinary cause of business transferred by delivery with any necessary endorsement or assignment, including but not limited to checks and promissory notes but excluding Investment Property, letters of credit, or writings that evidence a right to payment arising out of one use of a credit or charge card or information contained on or for use with such card.

"Inventory" means all inventory of the Grantor, including without limitation, all inventory now owned or hereafter acquired by the Grantor (wherever located, whether in the possession of the Grantor or of a bailee or other Person for storage, sale, transit, processing, use or otherwise and whether consisting of whole goods, spare parts, components, supplies, materials, or consigned, returned or repossessed goods) that are held for sale or lease, which are to be furnished (or have been furnished) under any contract of service or that are raw materials, work in process or materials used or consumed in the Grantor's businesses.

"Investment Property" means all investment property of the Grantor including, without limitation, all securities, whether certificated or uncertificated, stocks, bonds, interests in the capital stock of the corporations, interests in partnerships and limited liability companies, mutual fund shares, annuities, or sums owing to Grantor from any securities intermediary, securities entitlements, securities accounts, commodity contracts, commodity accounts, instruments, certificates of deposit, equity interests or investments of any kind; provided, that no interest of the Grantor in a Subsidiary of the Grantor shall be deemed Investment Property for purposes of this Agreement.

"Letter-of-Credit Rights" means all rights to payment or performance under a letter of credit (whether or not evidenced by a writing), whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

"Lien" means any mortgage, lien, charge or encumbrance on, or security interest in, or pledge or deposit of, or right of a vendor under any conditional sale or other title retention agreement with respect to, any property or asset of any Person that secures indebtedness of such Person or any other Person.

"Loan Document" means each of the "Documents" (as such term is defined in the Credit Agreement).

"Obligations" means:

(a) Any and all indebtedness or liabilities, of whatever kind, nature and description, now existing or hereafter arising, due or to become due, of the Grantor (including in its role as US-Borrower) to the Secured Party, any Lender or any Affiliate of the Secured Party or any Lender, whether direct or indirect, primary or secondary, secured or unsecured (including overdrafts), absolute or contingent, joint or several, arising out of or relating to the Credit Agreement, any other Loan Document or any other agreement, document or instrument between or among the Grantor and the Secured Party, any Lender and/or the Affiliates of the Secured Party or any Lenders;

(b) Any and all obligations of the Grantor (including in its role as US-Borrower) to the Secured Party or any Lender to perform acts or refrain from performing acts arising out of or relating to the Credit Agreement, any other Loan Document or any other agreement, document or instrument between or among the Grantor and the Secured Party, any Lender and/or the Affiliates of the Secured Party or any Lenders; and

(c) Any and all liabilities of the Grantor incurred under this Agreement.

    "Owner" means in respect of any property the owner of all right, title and interest therein.

    "Permitted Lien" has the meaning assigned to such term in the Credit Agreement.

    "Person" has the meaning assigned to such term in the Credit Agreement.

    "Potential Event of Default" means any event that, with the giving of notice or the passage of time or both, would result in an Event of Default.

    "Proceeds" means any and all proceeds of any of the Collateral including, without limitation, (i) any and all proceeds and products of the Collateral, all additions and accessions to the Collateral, and all property received wholly or partly in trade or exchange for the Collateral, (ii) all leases of the Collateral and rents, revenues, issues, profits, and proceeds arising in connection with the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of the Collateral or any interest therein, (iii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party of the Grantor from time to time with respect to any of the Collateral, (iv) any and all payments (in any form whatsoever) made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any party of the Collateral by any governmental authority (or any Person acting under color of governmental authority), (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, (vi) all deposit accounts containing such proceeds and (vii) money.

    "Records" means all of Grantor's books of accounts, ledgers, computer software, computer printouts and other computerized records and cabinets in which there are reflected or maintained the Accounts, Inventory, Equipment, General Intangibles, Deposit Accounts, Letter of Credit Rights, Chattel Paper, leases, Documents and Instruments or Investment Property in which Security Party has a security interest, or which relate to any other security Secured Party may hold from Grantor and all supporting evidence and documents relating to such security in the form of written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like.

    "Subsidiary" has the meaning assigned to such term in the Credit Agreement.

    "Supporting Obligation" means any Letter-of-Credit Right or secondary obligation that supports the payment or performance of an Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property of the Grantor.

    "Tangible Personal Property Location" has the meaning specified in Section 4.01(e).

    "UCC" means the Uniform Commercial Code as adopted and amended from time to time in Illinois or in any other applicable jurisdiction.

    "Wholly-Owned Subsidiary" has the meaning assigned to such term in the Credit Agreement

    SECTION 1.02 UCC Definitions.

    Unless otherwise defined herein, terms used in this Agreement for which meanings are provided in the UCC, shall be deemed to have the meanings provided for in the UCC; provided, however, that capitalized terms defined in or by reference in the preceding Section 1.01, shall have the meanings specified therein.

    SECTION 1.03 Rules of Interpretation.

      All terms defined in or by reference in Section 1.01 in the singular shall have the same meanings when used in the plural and vice versa. Each reference to a document or agreement in this Agreement shall refer to such document or agreement as amended, waived, supplemented or otherwise modified from time to time in accordance with the applicable provisions hereof or thereof, as the case may be. Each reference to a Person in this Agreement shall refer to such Person and the permitted successors and assigns of such Person. Unless otherwise specified, all references to sections or articles in this Agreement shall refer to the relevant section or article of this Agreement.

      ARTICLE 2

      GRANT OF SECURITY INTEREST

      SECTION 2.01 Grant of Security Interest.

      (a) To secure the prompt and complete payment, performance and observance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations, the Grantor hereby assigns and pledges to the Secured Party and hereby grants to the Secured Party a first priority continuing security interest in all of its personal property and assets, including but not limited to all of its right, title and interest, now owned or at any time hereafter acquired in and to the following (collectively, the "Collateral"): (i) Accounts; (ii) Inventory; (iii) Equipment; (iv) General Intangibles; (vi) Chattel Paper; (v) Documents; (vii) Instruments; (viii) Deposit Accounts; (ix) Letter-of-Credit Rights; (x) Investment Property; (xi) Records; (xii) Proceeds.; and (xiii) Supporting Obligations; provided, that no license, permit, agreement or contract shall be deemed Collateral for purposes of this Agreement if the terms of such license, permit, agreement or contract prohibit the granting of a security interest therein or if the grant of a security interest therein would give rise to a default entitling the other party to terminate.

      (b) Grantor Remains Liable. The grant of the security interest pursuant to this Section 2.01 and the exercise by the Secured Party of any of its rights under this Agreement shall not:

        (i) relieve the Grantor from the performance of any term, covenant, condition or agreement on the Grantor's part to be performed or observed under or in connection with the Collateral;

        (ii) impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Grantor's part to be so performed or observed; or

        (iii) impose any liability on the Secured Party for any act or omission on the part of the Grantor, or any Person acting as agent for or on behalf of the Grantor, or for any breach of any representation or warranty on the part of the Grantor in connection with the Collateral.

            ARTICLE 3

            REPRESENTATIONS AND WARRANTIES

            SECTION 3.01 Grantor's Representations and Warranties. In addition to any representations and warranties of the Grantor contained in the Loan Documents, the Grantor hereby represents and warrants to the Secured Party as follows:

            (a) Ownership of Collateral. The Grantor is the Owner of all of the Collateral free and clear of any Lien or other right, title or interest of any Person, other than Permitted Liens. Except as set forth on Schedule 3.1(a), no effective financing statement (or similar statements or instrument of registration under the law of any applicable jurisdiction) is now on file (other than those filed in favor of the Secured Party in connection with this Agreement) or of record in any public office covering or purporting to cover any interest of any kind in any of the Collateral.

            (b) Necessary Filings; Perfection. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interests granted by the Grantor to the Secured Party pursuant to this Agreement have been accomplished, except with respect to real estate and other Collateral in which a security interest may not be created under Article 9 of the UCC. The security interests granted to the Secured Party pursuant to this Agreement in and to the Collateral constitute, other than with respect to Permitted Liens, valid and perfected first-priority security interests therein.

            (c) Grantor Names. The Grantor's exact legal name as it appears in its certificate of formation is "Richardson Electronics, Ltd." The Grantor does not do business nor has it in the past five years done business under any name other than "Richardson Electronics, Ltd." and "RF Gain Limited."

            (d) Chief Executive Office. The chief executive office of the Grantor is located at the address specified on Schedule 1.

            (e) Location of Certain Collateral and Records. The originals of all documents evidencing Accounts and the original books of account and records relating thereto are kept at the address specified on Schedule 1. All Accounts of the Grantor are controlled and monitored (including, without limitation, for general accounting purposes) from such location. All tangible Collateral (other than Inventory in transit or in public warehouses as to which the Grantor has delivered appropriate warehouse receipts) and all books and records related to any Collateral other than Accounts are kept or located at the Grantor's premises located at the locations described in Schedule 2.

            (f) Relationship to Borrowers. Each Borrower is a Wholly-Owned Subsidiary of the Grantor.

                  ARTICLE 4

                  COVENANTS

                  SECTION 4.01 Grantor Covenants. The Grantor covenants and agrees with the Secured Party that until all Obligations shall have been paid or satisfied in full and the Commitments have terminated:

                  (a) Liens and Consignment. Without the Secured Party's written consent, the Grantor shall not (i) create, incur, assume or permit to exist any Lien, other than Permitted Liens, on or in respect of any Collateral or any part thereon or any interest therein, or (ii) enter into or assume any agreement containing a negative pledge that would require a sharing of an interest or that would prohibit or limit the grant of any such security interest in the Collateral. The Grantor shall promptly, at its own expense, take such action as may be necessary to duly discharge any Lien, other than Permitted Liens, on or in respect of any Collateral. Without the Secured Party's written consent, the Grantor shall not at any time consign Inventory that, either alone or together with all other consigned Inventory, exceeds $3,000,000 in the aggregate.

                  (b) Financing Statements. The Grantor shall not execute or authorize to be filed (except in connection with this Agreement) or registered in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral.

                  (c) Business Names. The Grantor shall not change its name without providing at least 30 days' prior written notice to the Secured Party, which notice shall set forth such new name and such other information in connection therewith as the Secured Party shall reasonably request.

                  (d) Accounts. The originals of all documents evidencing Accounts and all of the books and records relating thereto shall be kept at the Grantor's office (as described in Section 3.01(e)), or at such new location as the Grantor may establish in accordance with the last sentence of this Section 4.01(d). All Accounts of the Grantor shall be controlled and monitored (including, without limitation, for general accounting purposes) from such office or such new location as the Grantor may establish in accordance with the last sentence of this Section 4.01(d). The Grantor shall not establish a new location for its office until (i) it has given to the Secured Party not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Secured Party may reasonably request, and (ii) it has taken such action with respect to such new location, satisfactory to the Secured Party, to cause the security interest of the Secured Party in the Collateral to be at all times fully perfected and in full force and effect.

                  (e) Location of Tangible Collateral and Records. All tangible Collateral (other than Inventory in transit or in public warehouses as to which the Grantor has complied with the requirements of Section 4.01(i)) and all books and records related to any Collateral other than Accounts will be kept or located at the Grantor's premises described in Schedule 2 or at such new locations in the United States of America as the Grantor may establish in accordance with the last sentence of this Section 4.01(e) (each a "Tangible Personal Property Location"). The Grantor shall not, without the prior written consent of the Secured Party, remove such Collateral, books or records from a Tangible Personal Property Location or keep the Collateral at any other locations except as a result of the sale, replacement or other disposition of such Collateral permitted pursuant to the terms of the Credit Agreement. The Grantor shall not establish a new Tangible Personal Property Location until (i) it has given to the Secured Party not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and such other information in connection therewith as the Secured Party may reasonably request, and (ii) with respect to such new location, it has taken such action, satisfactory to the Secured Party, to cause the security interest of the Secured Party in all Collateral consisting of personal property other than Accounts to be at all times fully perfected and in full force and effect.

                  (f) Maintenance of Collateral.

                    (i) The Grantor shall maintain, preserve and protect all tangible Collateral in saleable condition and in good repair, working order and condition (ordinary wear excepted), shall not use or dispose of the Collateral in any manner outside the ordinary course of its business or in violation of any applicable law or policy of insurance thereon and, as quickly as practicable after the occurrence of any loss or damage to such tangible collateral (other than obsolete equipment or materials), make or cause to be made all necessary repairs, replacements and other improvements in connection therewith and promptly furnish the Secured Party with a written notice. The Grantor shall notify the Secured Party of any material loss or depreciation in the value of any Collateral.

                    (ii) Taxes. The Grantor shall promptly report, pay and discharge, or cause to be reported, paid and discharged, all license and registration fees and all taxes, assessments, levies, imposts, duties, charges or withholdings of any nature whatsoever imposed, levied or assessed against any Collateral and all sales and use taxes which may be imposed, levied or assessed against or payable by the Grantor on account of the acquisition or use thereof, together with any penalties or interest thereon, by any applicable federal, state or local governmental or taxing authority except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with Agreement Accounting Principles have been set aside.

                  (g) Books and Records; Inspection. The Grantor shall keep and maintain at its own cost and expense complete books of record and account in which full, true and correct entries in conformity with Agreement Accounting Principles and all requirements of law shall be made of all dealings and transactions related to the Collateral. Without limiting the generality of the foregoing, the Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of each Account for at least three years from the date on which such Account comes into existence, including, but not limited to, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. The Grantor shall permit officers and designated representatives of the Secured Party to visit and inspect any of the properties of the Grantor, to examine the books of record and account (whether written or electronic) of the Grantor, and to discuss the affairs, finances and accounts of the Grantor with the Grantor's officers, employees and consultants, all at the Grantor's own cost and expense, upon reasonable advance notice to the Grantor.

                  (h) Insurance. The Grantor shall keep the Collateral at all times insured with responsible and reputable insurance companies or associations against risks of loss or damage by fire (including so-called extended coverage), theft, and such other casualties and in such amounts, under such forms of policies, upon such terms and for such periods as are usually maintained by other Persons engaged in similar businesses and owning similar properties in the same general areas in which the Grantor operates or as otherwise may be required by the Secured Party. Each such policy shall name the Secured Party as loss payee and additional insured and provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Secured Party by the insurer. Proceeds of such insurance policy or policies shall be payable to the Secured Party and applied to the Obligations unless written consent to the contrary is obtained from the Secured Party. The Grantor shall furnish the Secured Party with certificates of insurance or such other evidence satisfactory to the Secured Party so as to evidence compliance with the provisions of this Section 4.01(h).

                  (i) Collateral Possessed by Third Parties; Warehouse Receipts. In the event that goods (other than goods covered by a document of title) are at any time in the possession of one or more Persons other than the Grantor in an aggregate amount exceeding $3,000,000, the Grantor shall forthwith notify the Secured Party and, if requested by the Secured Party, shall obtain from such Person an executed agreement, in form and substance reasonably satisfactory to the Secured Party, acknowledging that it is holding such goods for the Secured Party's benefit. The Grantor shall ensure that all warehouse receipts or receipts in the nature of warehouse receipts issued with respect to any its Inventory are non-negotiable.

                  (j) Instruments. If any Account becomes evidenced by an Instrument (other than a check payable to the order of the Grantor that is promptly cashed by the Grantor), the Grantor shall promptly deliver such Instrument to the Secured Party appropriately endorsed to the order of the Secured Party as Collateral hereunder.

                  (k) Investment Property. Upon acquiring or holding any certificated securities, the Grantor shall immediately endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any uncertificated securities now or hereafter acquired by the Grantor are issued to the Grantor or its nominee directly by the issuer thereof, the Grantor shall immediately notify the Secured Party thereof and, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) cause the issuer to agree to comply with instructions from the Secured Party as to such securities, without further consent of the Grantor or such nominee, or (b) arrange for the Secured Party to become the registered as the Owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Grantor are held by the Grantor or its nominee through a securities intermediary or commodity intermediary, the Grantor shall immediately notify the Secured Party thereof and, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) cause such securities intermediary or commodity intermediary (as the case may be) to agree to comply with entitlement orders or other instructions from the Secured Party to such securities intermediary with respect to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Secured Party to such commodity intermediary, in each case without further consent of the Grantor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Secured Party to become the entitlement holder with respect to such investment property, with the Grantor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such investment property. The provisions of this Section 4.01(k) shall not apply to (i) any financial assets credited to a securities account for which the Secured Party is the securities intermediary, (ii) any interest of the Grantor in a Subsidiary of the Grantor or (iii) any publicly traded securities that, alone or together with all other publicly traded securities owned by the Grantor, do not exceed $5,000,000 in value.

                  (l) Chattel Paper.

                  The Grantor shall not create any Chattel Paper (whether tangible or electronic) without placing a legend on such Chattel Paper acceptable to the Secured Party indicating that the Secured Party has a security interest in such Chattel Paper, and all existing Chattel Paper shall be so legended.

                  (m) Deposit Accounts. Within 10 days of the Secured Party's written request, the Grantor shall enter into a control agreement in form and substance reasonably satisfactory to the Secured Party with respect to each Deposit Account opened or maintained by the Grantor with any depositary bank (each, a "Depositary") pursuant to which either (a) the Depositary shall agree to comply at all times with instructions from the Secured Party directing the disposition of funds from time to time credited to such Deposit Account without the further consent of the Grantor or (b) the Secured Party shall become and be acknowledged by the Depositary as the customer of the Depositary with respect to such Deposit Account; provided that the Grantor shall be permitted with the consent of the Secured Party to exercise rights to withdraw funds from such Deposit Account. This Section 4.01(m) shall not apply to (i) any Deposit Account the subject of a cash collateral agreement among the Grantor, the Depositary and the Secured Party, (ii) Deposit Accounts for which the Secured Party is the Depositary and (iii) Deposit Accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Grantor's salaried employees

                  (n) Commercial Tort Claims. In the event that the Grantor shall at any time have a tort claim involving a claimant that is an organization or an individual where such claim arose in a business context and does not involve damages based on death or personal injury, the Grantor shall immediately provide the Secured Party with a written summary of such claim and, if requested by the Secured Party, shall grant to the Secured Party a security interest therein and in the Proceeds thereof in a manner satisfactory to the Secured Party.

                  (o) Execution of Other Documents. The Grantor authorizes the Secured Party to file from time to time any financing statement relating to the Collateral that the Secured Party deems necessary to maintain a perfected first-priority security interest in the Collateral. The Grantor shall, at its own expense, make, execute, endorse, acknowledge, file and deliver to the Secured Party from time to time such financing statements, lists, descriptions and designations of its Collateral, acknowledgements of the security interest created hereby by bailees and other third parties holding Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, control agreements in respect of Investment Property, Deposit Accounts, Letter-of-Credit Rights, and electronic chattel paper and schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interests hereby granted, which the Secured Party may reasonably request, in a form satisfactory to the Secured Party, to create, preserve, protect and perfect the security interests and the priority thereof granted by the Grantor to the Secured Party in and to the Collateral. The Grantor shall pay any applicable filing fees and related expenses. The Grantor authorizes the Secured Party at any time and from time to time to file any financing statements related to the Collateral without the signature of the Grantor.

                        ARTICLE 5

                        EVENTS OF DEFAULT

                        SECTION 5.01 Events of Default. The Grantor shall be in default under this Agreement and an Event of Default (an "Event of Default") shall exist hereunder upon the occurrence of any of the following events or conditions:

                        (a) An Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing;

                        (b) The Grantor shall breach any covenant or agreement made herein, and such breach shall continue unremedied for a period of 10 days after the earlier of (i) written notice from the Secured Party, or (ii) the date the Grantor becomes aware of such breach (in which case the Grantor shall promptly notify the Secured Party of such breach);

                        (c) Any representation, warranty or statement made or furnished in writing to the Secured Party by or on behalf of the Grantor shall prove to have been false or misleading in any material respect when made or furnished;

                        (d) The Secured Party fails to have a first-priority security interest in the Collateral except for Permitted Liens and except as otherwise expressly contemplated by this Agreement;

                        (e) Any provision of this Agreement shall for any reason cease to be valid and binding on or enforceable against the Grantor, as a consequence of which the rights of the Secured Party would be materially and adversely affected in the reasonable judgment of the Secured Party;

                        (f) Other than with respect to Permitted Liens, a notice of lien, levy or assessment is filed of record with respect to all or any part of the Collateral by any Person other than the Secured Party.

                              ARTICLE 6

                              REMEDIES

                              SECTION 6.01 Remedies..

                              (a) Generally. If any Event of Default shall have occurred and be continuing the Secured Party shall have, in addition to any other rights and remedies provided for in the Credit Agreement or any other Loan Document, all of the rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, upon the occurrence of an Event of Default, the Secured Party shall have in addition to all other rights and remedies available in any relevant jurisdiction, the following rights and remedies upon the occurrence of an Event of Default.

                                (i) The Secured Party shall be entitled to take possession of and prepare the Collateral for sale until the Collateral is disposed of, or may propose to retain the Collateral in satisfaction of the Obligations.

                                (ii) The Secured Party may require the Grantor to assemble all or any part of the Collateral and make the Collateral available for possession at any place or places to be designated by the Secured Party in its reasonable discretion.

                                (iii) The Secured Party shall have the right to enter upon the premises of the Grantor without any obligation to pay rent to the Grantor, or any other place or places where the Collateral is located and kept, or to remove the Collateral therefrom to the premises of the Secured Party, or any of its agents, for such time as the Secured Party may desire, in order to effectively collect or liquidate the Collateral.

                                (iv) Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give at least ten days prior written notice to the Grantor of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The Grantor acknowledges and agrees that ten days prior written notice of such sale or sales shall constitute reasonable notice.

                                (v) The Secured Party may buy the Collateral or any part thereof at any public sale, and, if the Collateral is of a type customarily sold on a recognized market or is of a type which is subject to widely distributed standard price quotations, the Secured Party may buy at a private sale. The net proceeds realized upon any such disposition of the Collateral, after deduction for the expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like, and the reasonable attorney's fees and legal expenses incurred by the Secured Party in connection therewith, shall be applied in satisfaction of the Obligations in such order as the Secured Party in its sole discretion may elect. The Secured Party shall account to the Grantor for any surplus realized on such disposition and the Grantor shall remain liable for any deficiency.

                              (b) Special Remedies as to Accounts. In addition to the other rights and remedies of a secured party under the UCC, with respect to any Accounts, upon the occurrence of any Potential Event of Default, the Secured Party shall have the right, but not the obligation, in the name of the Grantor, or otherwise: (i) to ask for, demand, collect, receive, compound and give acquittance for the Accounts or any part thereof; (ii) to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any of the Accounts; (iii) to endorse the name of the Grantor on any checks, drafts or other orders or instruments for the payment of moneys payable to the Grantor that shall be issued in respect of any Account; (iv) to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Party as necessary or advisable for the purpose of collecting or enforcing payment of any Account; (v) to make test verifications of the Accounts or any portion thereof; (vi) to notify any or all account parties under any or all of the Accounts to make payment thereof directly to the Secured Party for the account of the Secured Party and to require the Grantor to immediately give similar notice to any account party; (vii) to require the Grantor to immediately account for and transmit to the Secured Party, in the same form as received, all proceeds (other than physical property) of collection of Accounts received by the Grantor and, until so transmitted, to hold the same in trust for the Secured Party without commingling such proceeds with any other funds of the Grantor; (viii) upon notice to such effect, to require the Grantor to deliver, at the Grantor's expense, any or all Accounts to the Secured Party, at a place designated by the Secured Party (and after delivery thereof the Grantor shall have no further claim to or interest in such Accounts except for the obligation of the Secured Party to account for the Proceeds of such Accounts); (ix) without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Accounts, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at a public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Party may determine all in a manner not inconsistent with the UCC; (x) as agent and attorney-in-fact of the Grantor notify, the United States Postal Service or other applicable Person to change the address for delivery of the Grantor's mail to any address designated by the Secured Party and otherwise intercept, receive, open and deal with the Grantor's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Grantor's account or forwarding such mail to the Grantor's last known address or such other address as the Grantor may designate by notice; and (xi) to execute any instrument and do any and all other things necessary and proper to protect and preserve and realize upon the Accounts and the other rights contemplated hereby. The Grantor hereby agrees that all of the foregoing may be effected without demand or advertisement (except as required by law), all of which (to the extent permitted by law) are hereby expressly waived. The Secured Party shall not be obligated to do any of the acts hereinabove authorized, but in the event that the Secured Party elects to do any such act, it shall not be responsible to the Grantor therefor except for its gross negligence or willful misconduct. The Grantor shall, at its own expense, make, execute, endorse, acknowledge, file and deliver to the Secured Party from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Accounts and other Collateral in regard to the matters set forth above as the Secured Party may reasonably require.

                              (c) Maintenance of Collateral Accounts. At the request of the Secured Party, upon the occurrence of an Event of Default, the Grantor shall deliver to the Secured Party, or, at the Secured Party's option, shall deposit in one or more special collateral accounts maintained for the Secured Party by any Secured Party, all collections on Accounts, and other rights to payment constituting Collateral, and all other cash Proceeds, immediately upon receipt thereof, in the form received, except for the Grantor's endorsement when necessary. Amounts deposited in a collateral account shall not bear interest and shall not be subject to withdrawal by the Grantor, except after full payment and discharge of all Obligations. All such collections shall constitute Proceeds and shall not constitute payment of any Obligation. Until delivered to the Secured Party or deposited in a collateral account, all such Proceeds shall be held in trust by the Grantor for and as property of the Secured Party and shall not be commingled with any funds or property of the Grantor. The Secured Party may deposit any and all collections received by it from the Grantor or out of any collateral account in the Secured Party's general account and may commingle such collections with other property of the Secured Party or any other Person. All items shall be delivered to the Secured Party or deposited in any collateral account subject to final payment. If any such item is returned uncollected, the Grantor shall immediately pay the Secured Party, or, for items deposited in a collateral account, the Secured Party maintaining such account, the amount of that item, or such Secured Party in its discretion may charge any uncollected item to the Grantor's commercial account or any other account. The Grantor shall be liable as an endorser on all items deposited in any collateral account, whether or not in fact endorsed by the Grantor. The Secured Party shall from time to time, reasonably promptly, apply funds on deposit in a collateral account to the payment of any or all Obligations, in such order as the Secured Party in its sole discretion may elect.

                              (d) Expenses. Any and all expenses of the Secured Party incurred in the taking, holding, preparing for sale and selling of the Collateral, including the Secured Parties' reasonable attorney's fees and legal expenses, shall become additional Obligations of the Grantor, payable on demand and secured by the Collateral.

                              (e) Cumulative Remedies/No Waiver. The remedies of the Secured Party hereunder are cumulative and the exercise of any one or more of the remedies provided for herein or under the UCC shall not be construed as a waiver of any of the other remedies of the Secured Party (including the equitable right of set-off), so long as any part of the Obligations shall remain unsatisfied.

                                  SECTION 6.02 Standards for Exercising Remedies.

                                    To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Grantor acknowledges and agrees that it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. The Grantor acknowledges that the purpose of this Section 6.02 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would be commercially reasonable in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 6.02. Without limitation upon the foregoing, nothing contained in this Section 6.02 shall be construed to grant any rights to the Grantor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 6.02.

                                    ARTICLE 7

                                    INDEMNIFICATION

                                    SECTION 7.01 Indemnity.

                                    The Grantor hereby agrees to indemnify, pay and hold the Secured Party, the Lenders and their respective officers, directors, employees, agents, representatives and affiliates (collectively, the "Indemnified Parties") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnities in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnified Parties are designated parties thereto) that may be imposed on, incurred by, or asserted against the Indemnified Parties, in any manner relating to or arising out of this Agreement, the Credit Agreement, any other Loan Document or any other agreement or document executed and delivered by the Grantor in connection herewith or therewith (the "Indemnified Liabilities"); provided, however, that the Grantor shall have no obligation to an Indemnified Parties hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Parties.

                                    SECTION 7.02 Liens.

                                    Without limiting the generality of the foregoing, the Grantor agrees to pay or reimburse the Secured Party for any and all fees, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable fees and disbursements of counsel) incurred in connection with the creation, preservation or protection of the Secured Party's liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes (excluding income or similar taxes) or liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Secured Party's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                                    SECTION 7.03 Unenforceability.

                                    To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because such undertaking is violative of any law or public policy, the Grantor shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnities or any of them.

                                    SECTION 7.04 Indemnity Obligation Secured by Collateral.

                                    Any amounts paid by any Indemnity hereunder as to which such Indemnity has the right to reimbursement shall constitute Obligations secured by the Collateral.

                                    SECTION 7.05 Survival.

                                      The provisions of this Article 7 shall survive the termination of this Agreement and the discharge of the other Obligations.

                                      ARTICLE 8

                                      MISCELLANEOUS

                                      SECTION 8.01 Waiver.

                                      No delay on the part of the Secured Party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Secured Party of any right, power or remedy preclude the further exercise thereof, or the exercise of any other right, power or remedy.

                                      SECTION 8.02 Benefit.

                                      This Agreement shall be binding upon, and inure to the benefit of, the Grantor, the Secured Party and their respective successors and assigns; provided, however, that the Grantor may not assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Secured Party and any such assignment without such consent shall be void.

                                      SECTION 8.03 Marshalling.

                                      The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other rights, however existing or arising. To the extent that it lawfully may, the Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.

                                      SECTION 8.04 Governing Law; Jurisdiction; Jury Trial.

                                      (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS (EXCEPT TO THE EXTENT THAT THE UCC PROVIDES FOR THE APPLICATION OF LAWS OF ANOTHER STATE).

                                      (b) THE GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE SECURED PARTY, ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE GRANTOR OR ANY BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE GRANTOR AGAINST THE SECURED PARTY, ANY AGENT OR LENDER OR ANY OF THEIR RESPECTIVE AFFILIATES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

                                      (c) THE GRANTOR AND THE SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

                                          SECTION 8.05 Severability.

                                          Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be ineffective or invalid, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                                          SECTION 8.06 Headings.

                                          Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                                          SECTION 8.07 Amendments.

                                          The terms of this Agreement may not be modified or amended except by an agreement in writing signed by the parties hereto or their successors or assignees.

                                          SECTION 8.08 Notices.

                                          All notices, requests and other communications to any party hereto shall be given to such party, at the address set forth on the signature page hereof, in the manner specified in Section 13.1 of the Credit Agreement, or such other address or as such party may hereafter specify for the purpose of notice to the other party.

                                          SECTION 8.09 Effectiveness; Counterparts.

                                          The Grantor and the Secured Party may sign this Agreement in counterparts. The Secured Party may file copies of this Agreement in the appropriate offices in each jurisdiction where the Collateral is located to perfect the Secured Party's security interest.

                                          SECTION 8.010 Term.

                                              This Agreement shall remain in full force and effect until indefeasible payment and satisfaction in full of all of the Obligations and the termination of all of the Commitments and shall be binding upon the Grantor, its successors, transferees and assigns.

                                              IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

                                              Secured Party:

                                              BANK ONE, NA

                                              By:_________________________________

                                              Its:_________________________________

                                              Notice Address:

                                              120 S. LaSalle Street, Suite 1201

                                              Chicago, Illinois 60603

                                              Attention: Gregory H. Teegen

                                              Tel: 312-661-5687

                                              Fax: 312-661-5034

                                              Grantor:

                                              RICHARDSON ELECTRONICS, LTD.

                                              By:_________________________________

                                              Its:_________________________________

                                              Notice Address:

                                              40 W. 267 Keslinger Road

                                              P.O. Box 393

                                              LaFox, Illinois 60147-0393

                                              Attention: Dario Sacomani

                                              Tel: 630-208-2200

                                              Fax: 630-208-2950

                                              SCHEDULE 1

                                              Chief Executive Office

                                              SCHEDULE 2

                                              Collateral Locations

                                              SCHEDULE 3.01(a)

                                              Existing Financing Statements